Exhibit 99.1
HOWARD WEIL 36th ANNUAL ENERGY CONFERENCE April 7, 2008 Gregory H. Boyce Chairman and Chief Executive Officer Peabody Energy

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Forward-looking company data is as of the Jan. 31, 2008 earnings announcement. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Jan. 31, 2008. These factors are difficult to accurately predict and may be beyond our control. These risks include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; credit and performance risk associated with customers, suppliers, trading and financial counterparties; price volatility and demand; the availability, timing of delivery and cost of key equipment and commodities; transportation performance and costs, including demurrage; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments, including mercury and carbon dioxide related limitations; the outcome of pending or future litigation; coal and power market conditions; impact of weather on demand, production and transportation; availability and costs of competing energy resources; risks associated with our Btu Conversion or generation development initiatives; worldwide economic and political conditions; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from operations, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 1/31/08

The New BTU: The Only Global Pure-Play Coal Investment Excellent leverage to rising prices Global expansion into high-growth, high-margin markets Levered to ongoing China and India expansion Long-term demand from new generation and Btu Conversion Optimizing portfolio of safe, low-cost operations Industry-best 9 billion ton reserve base BTU Positioned For Sustained Long-Term Growth

ROBUST MARKETS AND PEABODY'S POSITION

Coal Continues to Be Fastest Growing Fuel, Straining Supplies & Raising Pricing Five-Year Change in Global Energy Consumption Source: BP Statistical Review of World Energy, June 2007. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 29.57 16.37 15.39 8.97 5.76 30% 2001 - 2006 Change 16% 9% 15% 6% Coal Natural Gas Oil Hydro Nuclear Compound Annual Growth Rate 1.1% 1.7% 2.9% 3.1% 5.3% Seaborne Coal Demand Growing 7% Annually

Roaring Demand And Straining Supply... Where Will the Coal Come From? Source: Barlow Jonker, Peabody Analysis. Venezuela Poland Kazakhstan Canada Vietnam China U.S. Colombia South Africa Russia Indonesia Australia 2002 - 2004 7 10 24 25 29 50 51 65 68 98 161 251 Indonesia S. Africa Russia Colombia China U.S. Vietnam 2007 Total Exports (million tonnes) Australia Canada Kazakhstan Poland Venezuela Weather and coal chain limits Threat of contract cancellations due to price Keeping more coal at home; "Will not fill void" Massive 45 MT inventory rebuild needed Exports increased 6 MT to 65 MT for Europe Limiting exports due to severe domestic shortages Opportunities to increase exports 20 to 30 MT in 2008 Keeping more at home for domestic use Limited met coal exports due to rail and geology Declining exports in 2007 for fifth successive year Increasing production to satisfy domestic demand Government renegotiating customer agreements Export Growth Potential

PRB 2007 7.25 14.75 Coal Prices Reaching Record Highs in Current Markets Source: Global Coal Newcastle Index; McCloskey's Coal Report; Industry Reports. Cal'09 pricing except Hard Coking Metallurgical, Australia/Newcastle and Russia/Vostochniy. Updated Apr. 3, 2008. Australia/Newcastle CAPP China/Qinhuangdao Columbia/Bolivar into ARA Russia/Vostochniy South Africa/Richards Bay 2007 51.6 39.9 59 49 58 49.6 2009 120 79.5 135 112.13 133 98.78 Hard Coking Metallurgical 2007 98 300 Australia/ Newcastle China/ Qinhuangdao Colombia/ Bolivar Russia/ Vostochniy South Africa/ Richards Bay $51.60 ~$120.00 $59.00 $135.00 $49.00 $112.13 $58.00 $133.00 $49.60 $98.78 CAPP ~$300.00 1/07 1/07 1/07 4/08 $98.00 4/08 4/08 1/07 4/08 1/07 4/08 1/07 4/08 U.S. Dollars Per Ton(ne) Hard Coking Metallurgical PRB $14.75 $7.25 1/07 4/08 1/07 4/08 $39.90 $79.50 +103% +206% +133% +99% +129% +129% +129% +99%

Peabody: Outstanding Position to Serve Growth Markets #1 in Powder River Basin #1 in Colorado #1 in Illinois Basin #1 Exporter of U.S.-based companies #1 U.S. coal trader Tripling Australian presence Leading global coal trader

Australia: Outstanding Conditions as 2008-2009 Contract Season Proceeds Source: Global Coal Newcastle Index; McCloskey's Coal Report; Industry Reports; Updated Apr. 3, 2008. * Represents prior-year price. High Quality Hard Coking Coal Newcastle Thermal Coal U.S. Dollars Per Tonne ? ? * *

Significant Leverage to Strong Seaborne Thermal and Metallurgical Coal Markets 2009 2008 Met 9.8 6 Thermal 8.8 3.5 Priced Thermal - Domestic Priced Thermal - Legacy Export Priced Thermal - Other Export Unpriced Thermal Export Unpriced Met Priced Met 2007 5 3 4 3.5 6 3.5 Unpriced Australia Volumes 9-10 17-20 Peabody's 2008 Australia Product Mix Unpriced Australia volumes as of Dec. 31, 2007. Met comprises a range of metallurgical coal qualities. Roll-Off of Legacy Contracts = Significant Upside Million Short Tons

Data based on company reports or analyst reports where not provided by company. Massey Patriot Arch CONSOL Alpha Peabody Peabody Has Most Metallurgical Coal Volumes of Any U.S.-Based Producer Foundation 2008 Estimated Met Coal Sales

OTC PRB 8800 1/3/2007 7.25 0 2/13/2008 14.75 PRB Markets Strengthen from Pull of Exports and Domestic Growth OTC PRB 8800 Prices PRB pricing doubles in one year Best U.S. volume leverage over next several years Unpriced U.S. volumes: 80 - 90 Million for 2009 140 - 150 Million for 2010 Peabody's 2007 realized premium PRB prices 29% higher than 2006 Source: Industry estimates for PRB 8,800 2009 delivery. Updated Apr. 3, 2008. Unpriced U.S. volumes as of Dec. 31, 2007. 2007 Market 2008 Market +103% 04/03/08 01/02/07

2006 2007 2008 Export 49300 59300 80000 Import 36000 36350 31000 U.S. Net Exports Expected to More Than Triple Over Two Years Net exports grow due to global coal shortages, European demand, weak dollar and reduced U.S. imports Q1 sees inventories decline; normally stockpiles build in Q1 Creates pull to PRB and Colorado markets Peabody exports coal from CAPP, NAPP, Illinois Basin, Colorado and PRB U.S. Exports (Est.) Source: National Mining Association, International Coal Review Monthly, January 2008 and Peabody estimates. 13 23 49 U.S. Net Exports 59 80 49

PRB South America Pitt Seam US Emissions Markets ATLANTIC U.S. European Emissions Markets PACIFIC Indonesia Australia Transportation Russia Poland South Africa CAPP NYMEX API #2 and #4 Newcastle Index Strong Asian Coal Markets Flowing Around to Atlantic Markets IL Basin Physical Financial

API 2 (Implied Delivered to Europe, per tonne): $121.25 Implied CAPP Price at East Coast Port (ton): $92.00 CAPP NAPP Netback $65.60 $72.50 Market $79.50 $80.00 Lower/Upper Ohio River Plant Netback to... PRB Illinois Netback FOB $/Ton $18.90 $66.15 Current Price $14.75 $56.00 OPPORTUNITY $ 4.15 $10.15 (Unscrubbed) (Scrubbed) Source: Index prices for Cal'09 and Peabody analysis. Assumes PRB 8,800 0.8 lb. SO2; Illinois 12,000 Btu 5.0 lb. SO2; transportation to Lower/Upper Ohio River of $39/ton, $10/ton and $8/ton for PRB, Illinois and CAPP, respectively. Updated Apr. 3, 2008. International Markets Create Major Flow-Back Opportunities

Peabody's Unpriced Position Provides Substantial Upside Opportunities Assumptions: 30% in production taxes and royalties in PRB, 5% for production taxes and royalties for other U.S. regions, 8% for Australia. Based on unpriced volumes reported Jan. 31, 2008. Actual volumes to be priced are subject to change. 2007 price based on contracted price. Met pricing for highest quality hard coking coal. Estimated EBITDA Sensitivity to Price Changes (Unpriced Volumes) EBITDA / $ in Millions (Unpriced Volumes) EBITDA / $ in Millions (Unpriced Volumes) EBITDA / $ in Millions $ / ton 2008 2009 2010 Unpriced U.S. Volumes +/- $2 $10 $130 $220 Unpriced Australian Thermal Volumes +/- $20 $60 $170 $190 Unpriced Australian Met Volumes +/- $20 $110 $170 $170 (5-7 MT) (80-90 MT) (140-150 MT) (3-4 MT) (9-10 MT) (10-11 MT) (6 MT) (9-10 MT) (9-10 MT) Price Change

Peabody's Global Operations and Trading Leverage Record-Setting Markets Operations Trading & Local Offices Countries Served Ports BTU Clean Coal Projects Coal Exports Domestic Sales St. Louis London Beijing Sydney

China, India and U.S. Represent Vast Majority of Global Coal Growth Growth through 2030. Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. International Energy Agency. Projected Australia export flow for 2004-2030. Long-Term Coal Demand Forecasts Continue to Rise

High Price of Power and Competing Fuels Spurs New U.S. Coal-Fueled Generation Source: U.S. Department of Energy's National Energy Technology Laboratory. Nearly 17 GW of Coal Generation Under Construction or Recently On Line Capacity Additions (GW) Largest New Coal Plant Build-out in Decades

Coal Use Expected to Accelerate Over Next Several Decades Million Kilowatt Hours Coal Nuclear Natural Gas Renewables Petroleum U.S. Electric Power Generation by Fuel Type Source: Energy Information Administration, Annual Energy Outlook 2008.

PEABODY'S KEY FOCUS AREAS

Peabody Taking Decisive Steps To Benefit From Accelerating Global Coal Markets Improving productivity and costs Expanding access to high- growth, high-margin markets Improving capital efficiency Pursuing long-term operating, trading and joint-venture opportunities Advancing clean coal projects including Btu Conversion Key 2008 Focus Areas

Significant Capital Investments Delivering Productivity And Cost Improvements 2007 full-year data per Platts Energy Advantage. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody's North Antelope Rochelle Most Productive U.S. Coal Mine Peabody U.S. Industry 3Q07 4Q07 Surface Underground 2Q07 1Q07 +10% Productivity in 2nd Half 120.7 133.3

New Capital Projects Raise Productivity and Boost Production Examples: PRB Conveyor, North Wambo, El Segundo

Peabody's Australian Portfolio Provides Major Product and Port Diversity 21.4 million tons in 2007 More than triple output in 3 years 2008 target: 23 - 25 million tons Growing to 30 - 35 million tons in several years

Pipeline of Projects Targets High-Growth Regions & Cost Improvements



U.S.
International
Btu Conversion
Cost / Quality
Acquisitions / Exploration
Organic Growth
North Goonyella Longwall
NARM Dragline
NARM Conveyor
Caballo Truck/ Shovel
NARM Blending & Loadout
Twentymile Prep Plant
Francisco UG
Rawhide Dragline
Caballo / Rawhide Conveyor
Burton
Baralaba
Wambo
Twentymile
Gateway
Metropolitan
North Goonyella
Wilkie Creek
Paso Diablo
Chain Valley
China
Conarco
5% Prairie State
CTG Kentucky
CTL Midwest
Mongolia
Horse Creek
CTL West
Mozambique
NARM Upgrade
Twentymile Longwall
Wilpinjong
Eaglefield
Rawhide Expansion
Millennium
North Wambo
Global Trading
El Segundo
North Poitrel
Wambo Expansion
Kerlong
Wilpinjong Expansion
Bond County
Gateway North
Plumtree
Bear Run
Gallatin County
Williams Fork
Wolf Creek
18% NCIG Port
Wild Boar
Fayetteville
South Mesa
Wallanbah UG
Mavis Downs
School Creek
Bullock Creek
Eaglefield Expansion
Big Elk
Cow Camp
2003 - 2007
2008
2009
POTENTIAL

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Peabody is the Global Leader in Clean Coal Solutions BTU is the only non-Chinese equity partner in GreenGen, China's centerpiece commercial climate initiative BTU is a long- standing supporter of the Vision 21 and FutureGen clean coal projects BTU is a member of Australia's Coal21 Fund to advance near-zero emissions through technologies such as oxyfuel Advancing Signature Climate Projects in U.S., China and Australia

Continental U.S. Proven Oil Reserves 119 185 Peabody's Proven and Probable Coal Reserves Continental U.S. Natural Gas Reserves Largest U.S. Oil Company 179 128 Source: Annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Continental U.S. Oil and Natural Gas Reserves exclude Federal Offshore. In an Energy-Short World, BTU's Energy Reserves Are Unmatched Energy Value in Quadrillion Btus BTU Has Multiple 100+ Million-Ton Sites to Fuel Btu Conversion Largest U.S. Natural Gas Company 17

Source: Company filings and reports. Market capitalization as of April 3, 2008. Btu Conversion = Value Conversion as We Narrow the Energy Valuation Gap Market Capitalization on Btu-Equivalent Basis ConocoPhillips Anadarko Chevron Apache BP ExxonMobil Peabody Shell

2004 2005 2006 2007 2008 2009 2010 EBITDA 496 708 901 956 Revenue growth from higher- priced sales commitments Global expansion in high- demand, high-margin regions Significant leverage to rising global markets Unmatched, diversified reserve base Emerging markets from Btu Conversion $496 $708 $901 EBITDA ($ in Millions) Focus on Long-Term Shareholder Value Reflects results from continuing operations (Unaudited). $956 Peabody Has an Outstanding Outlook

HOWARD WEIL 36th ANNUAL ENERGY CONFERENCE April 7, 2008 Gregory H. Boyce Chairman and Chief Executive Officer Peabody Energy